SECURITIES EXCHANGE AND COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 1997



                                 URS Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



      1-7567                                            94-1381538
(Commission File No.)                       (I.R.S. Employer Identification No.)



                        100 California Street, Suite 500,
                      San Francisco, California 94111-4529
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 774-2700


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Item 2.           Acquisition or Disposition of Assets

         (a) On November 14, 1997, URS Corporation, a Delaware corporation ("URS"), concluded a transaction pursuant to the terms of an Agreement and Plan of Merger dated August 18, 1997 (the "Merger Agreement"), by and among URS, Woodward-Clyde Group, Inc., a Delaware corporation ("Woodward-Clyde"), and W-C Acquisition Corporation, a Delaware corporation ("Acquisition Corp."), whereby Woodward-Clyde was merged with and into Acquisition Corp., with Acquisition Corp. as the surviving corporation (the "Merger"). As a result of the Merger, Woodward-Clyde became a wholly-owned subsidiary of URS. The execution of the Merger Agreement was previously reported in a Current Report on Form 8-K filed by URS on August 21, 1997.

                  Pursuant to the terms of the Merger Agreement and by virtue of the Merger, each share of the Common Stock of Woodward-Clyde outstanding immediately prior to the consummation of the Merger has been converted into the right to receive $13.59 in cash plus 2.059289 shares of the Common Stock of URS, and all outstanding shares of Woodward-Clyde Preferred Stock outstanding immediately prior to the consummation of the Merger have been converted into the right to receive $8,306,130 in cash. The shares of URS Common Stock issued in the Merger have been listed with the New York Stock Exchange and the Pacific Exchange. The Merger was approved by the stockholders of URS and Woodward-Clyde at special stockholder meetings held on November 13, 1997.

                  In addition, on November 14, 1997, URS obtained financing pursuant to the terms of a Credit Agreement dated as of November 14, 1997 (the "Credit Agreement") between URS, as borrower, the financial institutions listed therein, as lenders (the "Lenders"), and Wells Fargo Bank, National Administration, as Administrative Agent on behalf of the Lenders. Pursuant to the terms of the Credit Agreement, the Lenders have made the following loans to URS to finance some of the cash portion of the Merger and to provide for the working capital needs of URS thereafter: a $40 million revolving credit facility expiring October 31, 2002 and a $110 million term loan maturing October 31, 2004 (the "URS Loans"). The URS Loans will be secured by guarantees from and pledges of the stock of certain of URS's and Woodward-Clyde's subsidiaries and will replace URS's current secured credit facility. It is expected that the facility will be syndicated to include other lenders.

         (b) A portion of the assets of Woodward-Clyde comprise physical property and equipment used in Woodward-Clyde's ongoing engineering and consulting operations. URS intends to continue to use such assets for the purposes for which such assets have been used in the past.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired. The following audited consolidated financial statements of Woodward-Clyde and its subsidiaries and the accompanying notes, as previously included in the Joint Proxy Statement/Prospectus (the "Proxy Statement") filed as Part I of URS's Registration Statement on Form S-4 (Registration Statement 333-37531) filed

                                       2.

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on  October  9,  1997,  as  amended  by that  Pre-Effective  Amendment  No. 1 to
Registration Statement on Form S-4 filed on October 10, 1997 (the "Form S-4"), are hereby incorporated by reference herein as Exhibit 99.2 of this Current Report on Form 8-K:

                  (1)      Report of Independent Auditors.

                  (2) Audited Consolidated Statements of Financial Position as of December 31, 1996 and 1995.

                  (3) Audited Consolidated Statements of Income for the years ended December 31, 1996, 1995 and 1994.

                  (4)      Audited  Consolidated   Statements  of  Shareholders'
                           Equity for the years ended December 31, 1996, 1995 and 1994.

                  (5) Audited Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994.

                  (6)      Notes to Consolidated Financial Statements.

The  following  interim  period  financial   information  and  the  accompanying
explanatory information and notes are filed herewith as Exhibit 99.3 of this Current Report on Form 8-K:

                  (1)      Unaudited   Consolidated   Statements   of  Financial
                           Position as of September 30, 1997.

                  (2) Unaudited Consolidated Statements of Operations for the nine months ended September 30, 1997 and 1996.

                  (3) Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 1997 and 1996.

                  (4)      Notes to Consolidated Unaudited Financial Statements.

         (b) Pro Forma Financial Information. The following pro forma financial information and the accompanying explanatory information and notes, as previously included in the Proxy Statement filed as Part I of the Form S-4, are hereby incorporated by reference herein as Exhibit 99.4 of this Current Report on Form 8-K:

                  (1) Unaudited Pro Forma Combined Condensed Balance Sheet as of July 31, 1997.

                  (2) Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended October 31, 1996.

                                       3.

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                  (3)      Unaudited Pro Forma Combined  Condensed  Statement of
                           Operations for the nine months ended July 31, 1997.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

                  Exhibit
                  Number            Exhibit

                  2.1 Agreement and Plan of Merger dated August 18, 1997, by and among URS Corporation, Woodward-Clyde Group, Inc. and W-C Acquisition Corporation, filed as Exhibit
                                    2.1 to the Company's  Current Report on Form
                                    8-K   filed   on   August   21,   1997   and
                                    incorporated herein by reference.

                  2.2 Credit Agreement dated as of November 14, 1997 between URS Corporation, the Lenders named therein and Wells Fargo Bank, National Administration, as Administrative Agent on behalf of the Lenders. FILED HEREWITH.

                  23.1              Consent   of  Ernst  &  Young   LLP.   FILED
                                    HEREWITH.

                  99.1              Press  Release,  dated  November  17,  1997.
                                    FILED HEREWITH.

                  99.2 The following audited consolidated financial statements of Woodward-Clyde and its subsidiaries and the accompanying notes previously included in the Proxy Statement filed as Part I of the Form S-4 are incorporated herein by reference:

                                    (1)     Report of Independent Auditors.

                                    (2)     Audited  Consolidated  Statements of
                                            Financial  Position  as of  December
                                            31, 1996 and 1995.

                                    (3)     Audited  Consolidated  Statements of
                                            Income for the years ended  December
                                            31, 1996, 1995 and 1994.

                                    (4)     Audited  Consolidated  Statements of
                                            Shareholders'  Equity  for the years
                                            ended  December 31,  1996,  1995 and
                                            1994.

                                       4.

                                    (5)     Audited  Consolidated  Statements of
                                            Cash  Flows  for  the  years   ended
                                            December 31, 1996, 1995 and 1994.

                                    (6)     Notes  to   Consolidated   Financial
                                            Statements.

                  99.3 The following interim period financial information and the accompanying explanatory information and notes are filed herewith as
                                    Exhibit 99.3 of this Current  Report on Form
                                    8-K:

                                    (1)     Unaudited Consolidated Statements of
                                            Financial  Position as of  September
                                            30, 1997.

                                    (2)     Unaudited Consolidated Statements of
                                            Operations for the nine months ended
                                            September 30, 1997 and 1996.

                                    (3)     Unaudited Consolidated Statements of
                                            Cash Flows for the nine months ended
                                            September 30, 1997 and 1996.

                                    (4)     Notes  to   Consolidated   Unaudited
                                            Financial Statements.

                  99.4 The following pro forma financial information and the accompanying explanatory information and notes previously included in the Proxy Statement filed as Part I of the Form S-4 are incorporated herein by reference:

                                    (1)     Unaudited    Pro   Forma    Combined
                                            Condensed  Balance  Sheet as of July
                                            31, 1997.

                                    (2)     Unaudited    Pro   Forma    Combined
                                            Condensed  Statement  of  Operations
                                            for the year ended October 31, 1996.

                                    (3)     Unaudited    Pro   Forma    Combined
                                            Condensed  Statement  of  Operations
                                            for the nine  months  ended July 31,
                                            1997.

                                       5.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       URS CORPORATION

Dated:  November 26, 1997              By: /s/ Kent P. Ainsworth
                                           -------------------------------------
                                           Kent P. Ainsworth
                                           Executive Vice President
                                           Chief Financial Officer and Secretary



                                       6.

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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------


                  2.1 Agreement and Plan of Merger dated August 18, 1997, by and among URS Corporation, Woodward-Clyde Group, Inc. and W-C Acquisition Corporation, filed as Exhibit
                                    2.1 to the Company's  Current Report on Form
                                    8-K   filed   on   August   21,   1997   and
                                    incorporated herein by reference.

                  2.2 Credit Agreement dated as of November 14, 1997 between URS Corporation, the Lenders named therein and Wells Fargo Bank, National Administration, as Administrative Agent on behalf of the Lenders. FILED HEREWITH.

                  23.1              Consent   of  Ernst  &  Young   LLP.   FILED
                                    HEREWITH.

                  99.1              Press  Release,  dated  November  17,  1997.
                                    FILED HEREWITH.

                  99.2 The following audited consolidated financial statements of Woodward-Clyde and its subsidiaries and the accompanying notes previously included in the Proxy Statement filed as Part I of the Form S-4 are incorporated herein by reference:

                                    (1)     Report of Independent Auditors.

                                    (2)     Audited  Consolidated  Statements of
                                            Financial  Position  as of  December
                                            31, 1996 and 1995.

                                    (3)     Audited  Consolidated  Statements of
                                            Income for the years ended  December
                                            31, 1996, 1995 and 1994.

                                    (4)     Audited  Consolidated  Statements of
                                            Shareholders'  Equity  for the years
                                            ended  December 31,  1996,  1995 and
                                            1994.

                                       7.

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                                    (5)     Audited  Consolidated  Statements of
                                            Cash  Flows  for  the  years   ended
                                            December 31, 1996, 1995 and 1994.

                                    (6)     Notes  to   Consolidated   Financial
                                            Statements.

                  99.3 The following interim period financial information and the accompanying explanatory information and notes are filed herewith as
                                    Exhibit 99.3 of this Current  Report on Form
                                    8-K:

                                    (1)     Unaudited Consolidated Statements of
                                            Financial  Position as of  September
                                            30, 1997.

                                    (2)     Unaudited Consolidated Statements of
                                            Operations for the nine months ended
                                            September 30, 1997 and 1996.

                                    (3)     Unaudited Consolidated Statements of
                                            Cash Flows for the nine months ended
                                            September 30, 1997 and 1996.

                                    (4)     Notes  to   Consolidated   Unaudited
                                            Financial Statements.

                  99.4 The following pro forma financial information and the accompanying explanatory information and notes previously included in the Proxy Statement filed as Part I of the Form S-4 are incorporated herein by reference:

                                    (1)     Unaudited    Pro   Forma    Combined
                                            Condensed  Balance  Sheet as of July
                                            31, 1997.

                                    (2)     Unaudited    Pro   Forma    Combined
                                            Condensed  Statement  of  Operations
                                            for the year ended October 31, 1996.

                                    (3)     Unaudited    Pro   Forma    Combined
                                            Condensed  Statement  of  Operations
                                            for the nine  months  ended July 31,
                                            1997.

                                       8.